UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 20, 2021

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SIGMATRON INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

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Delaware	000-23248	36-3918470
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2201 Landmeier Road

Elk Grove Village, Illinois 60007

(Address of Principal Executive Offices) (Zip Code)

(847) 956-8000

(Registrant's telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock $0.01 par value per share	SGMA	The NASDAQ Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 20, 2021, SigmaTron International, Inc. (the “Company”) announced that Linda K. Frauendorfer, Chief Financial Officer (“CFO”), plans to retire effective October 31, 2021.

Item 7.01. Regulation FD Disclosure.

The Company issued a press release, and a copy of the press release is furnished as Exhibit 99.1, in connection with the announcement of Ms. Frauendorfer’s retirement.

The information in this Item 7.01 (including Exhibit 99.1) shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01. Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description

Exhibit 99.1	SigmaTron International, Inc. press release dated August 20, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGMATRON INTERNATIONAL, INC.

Date: August 20, 2021	By:	/s/ Gary R. Fairhead
Gary R. Fairhead
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	SigmaTron International, Inc. press release dated August 20, 2021.
Exhibit 104	Cover Page Interactive Data File (embedded within the Inline XBRL document)